Other Current Assets	6 Months Ended
Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current Assets	OTHER CURRENT ASSETS
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2020	2019
Prepaid expenses	12,151	2,788
Other receivables	3,047	1,044
Accrued income	398	2,534
Trade accounts receivable, net	699	5,425
Total other current assets	16,295	11,791
Prepaid expenses include $6.6 million of financing costs relating to long-term debt that has been agreed but not yet drawn as of June 30, 2020 and $2.6 million in relation to pre-delivery expenses that will be capitalized to vessels and equipment, net upon delivery of our newbuildings.

Trade accounts receivable are presented net of allowances for doubtful accounts amounting to $nil as of June 30, 2020 (December 31, 2019: $nil).